UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22677

Avenue Mutual Funds Trust
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2013

Item 1. Schedule of Investments. — The schedule of investments for the period ended January 31, 2013, is filed herewith.

Avenue Credit Strategies Fund

SCHEDULE OF INVESTMENTS

January 31, 2013 (Unaudited)

Security Description	Coupon	Maturity			Principal Amount (000)	Value

CORPORATE BONDS & NOTES — 77.8%
Aerospace & Defense — 1.7%
Silver II Borrower / Silver II US Holdings LLC (a)	7.75%	12/15/2020			$400	$419,000

Auto Components — 0.2%
American Axle & Manufacturing, Inc.	6.63%	10/15/2022			50	52,000

Building Products — 3.2%
BC Mountain LLC / BC Mountain Finance, Inc. (a)	7.00%	2/1/2021			300	307,500
HD Supply, Inc. (a)	10.50%	1/15/2021			350	357,875
Nortek, Inc.	10.00%	12/1/2018			100	113,500
						778,875
Capital Markets — 1.4%
Lehman Brothers, Escrow Holdings (b)	5.25%	2/6/2012			1,400	346,500

Chemicals — 5.1%
Kerling PLC (a)	10.63%	2/1/2017		EUR	150	198,069
Nufarm Australia Ltd. (a)	6.38%	10/15/2019			$75	79,500
Perstorp Holding AB (a)	8.75%	5/15/2017			425	443,063
Unifrax I LLC / Unifrax Holding Co. (a)	7.50%	2/15/2019			500	500,000
						1,220,632
Communications Equipment — 1.7%
Avaya, Inc.:
	7.00%	4/1/2019	(a)		375	358,125
	10.13%	11/1/2015			50	47,625
						405,750
Containers & Packaging — 4.2%
Albea Beauty Holdings SA (a)	8.38%	11/1/2019			250	264,375
Ardagh Packaging Finance PLC (a)	9.25%	10/15/2020		EUR	300	437,972
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC	9.00%	4/15/2019			$300	316,500
						1,018,847
Diversified Financial Services — 2.7%
Springleaf Finance Corp.	6.90%	12/15/2017			675	643,106

Diversified Telecommunication Services — 2.4%
Intelsat Luxembourg SA PIK	11.50%	2/4/2017			100	106,000
Numericable Finance & Co. SCA (a)	12.38%	2/15/2019		EUR	300	469,460
						575,460
Electric Utilities — 4.9%
Edison Mission Energy (b)	7.75%	6/15/2016			$550	266,750
Energy Future Holdings Corp.:
	11.25%	12/1/2018	(a)		389	369,550
	11.75%	3/1/2022	(a)		475	540,906
						1,177,206
Electrical Equipment — 1.0%
NXP BV / NXP Funding LLC (a)	5.75%	2/15/2021			250	250,000

Energy Equipment & Services — 4.9%
Hercules Offshore, Inc.:
	10.25%	4/1/2019	(a)		450	498,375
	10.50%	10/15/2017	(a)		150	162,750
Ocean Rig UDW, Inc. (a)	9.50%	4/27/2016			500	520,000
						1,181,125
Food & Staples Retailing — 2.7%
Chiquita Brands International, Inc. / Chiquita Brands LLC (a)	7.88%	2/1/2021			650	655,688

Health Care Providers & Services — 0.8%
Tenet Healthcare Corp.	6.88%	11/15/2031			225	205,875

Hotels, Restaurants & Leisure — 9.1%
Boyd Gaming Corp. (a)	9.00%	7/1/2020			175	177,625

See Accompanying Notes to Schedule of Investments.

Avenue Credit Strategies Fund

SCHEDULE OF INVESTMENTS (continued)

January 31, 2013 (Unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)		Value
Caesars Operating Escrow LLC / Caesars Escrow Corp. (a)	9.00%	2/15/2020		$560		$569,800
MCE Finance Ltd. (a)	5.00%	2/15/2021		500		498,125
Studio City Finance, Ltd. (a)	8.50%	12/1/2020		250		275,313
Travelport LLC, PIK (a)	6.31%	12/1/2016		732		662,885
						2,183,748
Household Durables — 3.2%
K Hovnanian Enterprises, Inc. (a)	9.13%	11/15/2020		700		771,750

Industrial Conglomerates — 3.8%
Edgen Murray Corp. (a)	8.75%	11/1/2020		890		910,025

Insurance — 2.4%
Ambac Assurance Corp (a) (c)	5.10%	6/7/2020		550		402,875
Genworth Financial, Inc.	6.15%	11/15/2066		200		172,000
						574,875
IT Services — 3.6%
First Data Corp (a)	8.25%	10/15/2021		350		361,375
WEX, Inc. (a)	4.75%	2/1/2023		500		498,750
						860,125
Machinery — 1.1%
Meritor, Inc.:
	7.88%	3/1/2026	(a)	55		51,734
	10.63%	3/15/2018		200		212,500
						264,234
Media — 6.9%
Cengage Learning Acquisitions, Inc.:
	11.50%	4/15/2020	(a)	50		39,750
	12.00%	6/30/2019	(a)	150		65,250
Central European Media Enterprises Ltd. (a)	11.63%	9/15/2016		EUR	250	356,423
Clear Channel Communications, Inc.	9.00%	3/1/2021		$225		209,250
Clear Channel Worldwide Holdings, Inc.	7.63%	3/15/2020		475		496,375
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (a)	5.50%	1/15/2023		150		153,000
Univision Communications, Inc. (a)	6.75%	9/15/2022		325		339,625
						1,659,673
Metals & Mining — 0.6%
AK Steel Corp. (a)	8.75%	12/1/2018		30		32,550
HudBay Minerals, Inc. (a)	9.50%	10/1/2020		50		54,750
New Gold, Inc. (a)	6.25%	11/15/2022		50		52,750
						140,050
Oil, Gas & Consumable Fuels — 7.9%
Calumet Specialty Products Partners LP / Calumet Finance Corp.:
	9.38%	5/1/2019		20		21,975
	9.63%	8/1/2020	(a)	305		340,837
CHC Helicopter SA	9.25%	10/15/2020		670		716,900
Connacher Oil and Gas Ltd. (a)	8.50%	8/1/2019		100		61,500
Halcon Resources Corp. (a)	8.88%	5/15/2021		400		427,000
Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC (a)	10.75%	10/1/2020		320		348,800
						1,917,012
Paper & Forest Products — 0.5%
Ainsworth Lumber Co., Ltd. (a)	7.50%	12/15/2017		50		53,375
Sappi Papier Holding GmbH (a)	8.38%	6/15/2019		50		56,500
						109,875
Real Estate Management & Development — 1.1%
Agile Property Holdings, Ltd. (a)	8.88%	4/28/2017		250		262,500

Road & Rail — 0.5%
Swift Services Holdings, Inc.	10.00%	11/15/2018		100		112,875

See Accompanying Notes to Schedule of Investments.

Avenue Credit Strategies Fund

SCHEDULE OF INVESTMENTS (continued)

January 31, 2013 (Unaudited)

Security Description	Coupon	Maturity	Principal Amount (000)	Value

Software — 0.2%
Infor US, Inc.	9.38%	4/1/2019	$50	$56,500
TOTAL CORPORATE BONDS & NOTES (Cost $18,494,315)				18,753,306

SENIOR LOANS (d) — 2.7%
Communications Equipment — 1.9%
Alcatel Lucent Term Loan C (e)	7.25%	1/30/2019	450	454,388

Oil, Gas & Consumable Fuels — 0.8%
ATP Oil & Gas Corp. Term Loan (e)	8.50%	3/1/2014	250	200,000
TOTAL SENIOR LOANS (Cost $649,000)				654,388

			Shares (000)
PREFERRED STOCKS — 3.4%
Commercial Banks — 3.4%
HBOS Capital Funding LP	6.85%	3/23/2049	$576		542,592
Lloyds Banking Group PLC (a)	6.41%	9/29/2049	100		91,000
Royal Bank of Scotland Group PLC (e)	7.09%	10/29/2049	EUR	150	183,303
TOTAL PREFERRED STOCKS (Cost $797,613)					816,895

	Shares
EQUITY — 1.2%
Index — 1.2%
ProShares Short High Yield Fund	9,000	288,000
TOTAL EQUITY (Cost $299,500)		288,000

PUT OPTIONS PURCHASED (f) — 0.0%

Index — 0.0%

Description	Counterparty	Expiration date	Strike Price	Number of Contracts	Value
iShares iBoxx High Yield Corporate Bond ETF	Stifel Nicolaus	3/16/2013	90.00	100	$4,000
iShares iBoxx High Yield Corporate Bond ETF	Stifel Nicolaus	3/16/2013	91.00	85	5,100
TOTAL PUT OPTIONS PURCHASED (Cost $27,626)					9,100

TOTAL LONG-TERM INVESTMENTS — 85.1% (Cost $20,268,054)					20,521,689

	Principal Amount (000)
SHORT-TERM INVESTMENTS — 16.7%
REPURCHASE AGREEMENT — 16.7%
State Street Repurchase Agreement, dated 1/31/13, due 2/1/13 at 0.01%, collateralized by Federal National Mortgage Association obligation maturing 11/25/38, market value $4,098,944 (repurchase proceeds $4,018,151) (Cost $4,018,150)	$4,018	4,018,150
TOTAL SHORT-TERM INVESTMENTS — 16.7% (Cost $4,018,150)		4,018,150
TOTAL INVESTMENTS — 101.8% (Cost $24,286,204)		24,539,839
OTHER ASSETS & LIABILITIES — (1.8)%		(442,211)
NET ASSETS — 100.0%		$24,097,628

Percentages are calculated as a percentage of net assets as of January 31, 2013.

See Accompanying Notes to Schedule of Investments.

Avenue Credit Strategies Fund

SCHEDULE OF INVESTMENTS (continued)

January 31, 2013 (Unaudited)

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144A promulgated under the Securities Act of 1933, as amended.

(b) Defaulted security.  Issuer in bankruptcy.

(c) Non-income producing.

(d) Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as a LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(e) Variable rate security. Rate shown is rate in effect at January 31, 2013.

(f) Amount shown represents less than 0.05% of net assets.

PIK - Payment in Kind

PLC - Public Limited Company

SCA - Societe en Commandite par Actions

Forward Foreign Currency Contracts:

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
02/08/2013	EUR	1,597,804	$2,169,549	$2,154,198	$15,351	State Street Bank and Trust Co.
					15,351

Forward Foreign Currency Contracts to Sell:
02/08/2013	EUR	1,597,804	2,169,549	2,084,172	(85,377)	State Street Bank and Trust Co.
05/07/2013	EUR	1,257,299	1,707,973	1,706,331	(1,642)	State Street Bank and Trust Co.
					(87,019)
	TOTAL				$(71,668)

EUR-Euro Currency

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value
United States (includes Short-Term Investments)	72.9%	$17,539,981
United Kingdom	4.2	1,014,964
Luxembourg	4.1	994,460
Canada	3.8	939,275
China	3.2	773,438
France	3.0	718,763
Greece	2.1	520,000
Sweden	1.9	443,063
Ireland	1.8	437,972
Czech Republic	1.5	356,423
Hong Kong	1.1	262,500
Netherlands	1.0	250,000
Germany	0.6	153,000
Australia	0.3	79,500
South Africa	0.3	56,500
Total Investments	101.8%	$24,539,839

The geographic allocation is based on where Avenue Capital Management II L.P., the investment adviser, believes the country of risk to be.  Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

See Accompanying Notes to Schedule of Investments.

Avenue Credit Strategies Fund

Notes to Schedule of Investments

January 31, 2013 (unaudited)

1. Organization

Avenue Mutual Funds Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on March 5, 2012 and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of one non-diversified investment series: Avenue Credit Strategies Fund (the “Fund”). The Fund offers two classes of shares, an Investor Class and an Institutional Class. Both Classes have equal rights and voting privileges, except in matters affecting a single class. The Fund’s primary investment objective is to seek total return, primarily from capital appreciation, fees and interest income. The Fund commenced operations on June 1, 2012.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the Schedule of Investments.

SECURITY VALUATION — Corporate Bonds and Notes (including convertible bonds) and unlisted equities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data.  Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Equity securities listed on a U.S. Stock Exchange are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange and valued at their closing price.

Investments in other open-end investment companies are valued at the latest quoted sales price.

Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees of the Fund (the “Board”). Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

Purchased options are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Forward foreign currency contracts are valued using quoted foreign exchange rates. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2013 (unaudited)

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued on the debt of those issuers who are currently paying in full, adjusted for amortization of premium or accretion of discount. For those issuers who are not paying in full, interest is only recognized if amounts are reasonably estimable and collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Schedule of Investments. It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty.

PURCHASED OPTIONS — As the purchaser of an option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the underlying security below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the underlying security over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2013 (unaudited)

exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

3. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts.

At January 31, 2013, the fair value of derivative instruments in an asset position and in a liability position and whose primary underlying risk exposure is foreign exchange risk was $15,351 and $(87,019), respectively.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund utilizes options to manage its interest rate risk, to gain a particular exposure to interest rate risk, or to enhance return.

At January 31, 2013, the fair value of purchased put options in an asset position and whose primary underlying risk exposure is interest rate risk was $9,100.

4. Related Party Transactions

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities through unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

5. Unrealized Appreciation/(Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$24,286,204

Gross unrealized appreciation	442,537
Gross unrealized (depreciation)	(188,902)
Net unrealized appreciation	$253,635

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2013 (unaudited)

6. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

•                  Level 1 — Prices are determined using quoted prices in an active market for identical assets.

•                  Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

•                  Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended January 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

January 31, 2013 (unaudited)

values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Securities (Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Purchased Options — Options traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of January 31, 2013. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected may materially differ from the value received upon actual sale of those investments.

	Quoted
	Prices in
	Active	Other
	Markets for	Significant	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Investment Securities in an Asset Position

Corporate Bonds and Notes	$—	$18,753,306	$—	$18,753,306

Senior Loans	—	654,388	—	654,388

Equity	288,000	—	—	288,000

Preferred Stocks	—	816,895	—	816,895

Put Options Purchased	9,100	—	—	9,100

Repurchase Agreement	—	4,018,150	—	4,018,150

Total Asset Position	$297,100	$24,242,739	$—	$24,539,839

Investments in a Liability Position

Forward Foreign Currency Contracts*	—	(71,668)	—	(71,668)

Total Liability Position	$—	$(71,668)	$—	$(71,668)

* Other financial instruments such as forward foreign currency contracts are valued at the unrealized appreciation/(depreciation) of the instrument.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (concluded)

January 31, 2013 (unaudited)

During the period ended January 31, 2013, there were no significant transfers between investment levels.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days prior to the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Mutual Funds Trust

By	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	March 18, 2013

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report had been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	March 18, 2013

By	/s/ Stephen M. Atkins
Stephen M. Atkins
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	March 18, 2013